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                                                                Exhibit 99(j)(2)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference under the heading "Experts" in Statement of Additional Information constituting part of this Post-Effective Amendment No. 10 to the registration statement on Form N-1A.


                                                 /s/ PricewaterhouseCoopers LLP
                                                     PricewaterhouseCoopers LLP


Columbus, Ohio
January 25, 1999